National Financial Partners Corp.

Keefe, Bruyette and Woods

Insurance Conference

September 7, 2005

About Forward-Looking Statements

Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.
These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.
Actual results may differ materially from those contemplated by forward-looking statements.  The
Company refers you to its filings with the SEC, including its most recent registration statement on Form S-
1 and Annual Report on Form 10-K for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  The Company expressly disclaims any obligation to update or revise any forward-looking statements.

Explanatory Note on Non-GAAP
Financial Information

The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”).  Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets.  Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated.  National Financial
Partners Corp. (“NFP” or the “Company”) uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that is not otherwise apparent under GAAP.  Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively.  Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable
GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly
Financial Supplements available on the Company’s Web site at www.nfp.com.

Reconciliation of Net Income
to Cash Earnings
(Dollars in thousands, except per share data)

      H1 2005             H1 2004                 2004                      2003                   2002                    2001                      2000

Note:

The sum of the per-share components of Cash EPS may not agree to Cash EPS due to rounding.

GAAP Net income (loss)

$

18,218

$

17,019

$

40,142

$ 23,501

$ 11,593

$ (5,742)

$ (11,608)

Amortization of intangibles

11,074

9,411

19,550

16,461

13,321

15,476

11,990

Depreciation

3,547

3,322

6,658

4,748

3,106

2,836

1,350

Impairment of goodwill and

intangible assets

3,657

1,709

4,791

9,932

1,822

4,394

2,503

Cash earnings

$  36,496

$  31,461

$ 71,141

$ 54,642

$ 29,842

$ 16,964

$

4,235

GAAP net income (loss) per diluted share

$ 0.48

$ 0.47

$ 1.10

$ 0.74

$ 0.40

$ (0.24)

$ (0.52)

Amortization of intangibles

0.29

0.26

0.53

0.52

0.47

0.64

0.54

Depreciation

0.09

0.09

0.18

0.15

0.11

0.12

0.06

Impairment of goodwill and

intangible assets

0.10

0.05

0.13

0.31

0.06

0.18

0.11

Cash EPS

$ 0.97

$0.87

$ 1.94

$ 1.72

$ 1.04

$

0.70

$

0.19

NFP owned firm
NFP affiliated firm

National Financial Partners

A Premier Financial Services
Distribution Company

A national network of over
160 owned and over 210
affiliated firms

A proven acquisition model
for successful independent
financial services distributors

A platform for growth built on
product breadth and expertise

A focus on providing best-of-class
financial services product to clients

Sources of Earnings Growth

Long-term target of high single digit “same store” revenue
growth

Acquire high-performing firms with strong track record

Significant financial benefits to reward growth

Scale with product manufacturers and joint work
opportunities

Capital flexibility allows NFP to be opportunistic

A recognized acquisition leader with a unique transaction
structure and healthy pipeline

Acquisitions EPS accretive on an annual basis and generate
strong free cash flow

Leveraging corporate functions which are largely built out

Centralization of certain back-office operations for firms

Public company costs somewhat higher than originally
anticipated

Internal
“Same Store”
Revenue
Growth

Acquisition
Growth

A Scaleable
Corporate
Platform

Same Store Revenue Growth

  2000 – 2005  YTD 6/30/05 weighted average:  12.8%

  “Same Store”
   Revenue
   Growth

2002 Full Year:

4.8%

2003 Full Year:

13.5%

2004 Full Year:

16.2%

2005 YTD 6/30/05:

9.3%

Long-Term Targeted Growth Rate of High Single-Digits

Growth Drivers include:

- Quality of firms

- Mix of business

- Demographic trends

- Competitive environment

- Cross-selling success

- Appropriate incentives

- NFP growth platform

Revenue Diversification

Life Insurance & Wealth Transfer:

Fixed & Variable Life

Fixed & Variable Annuities

Disability & LTC

Life Settlement

Entrepreneurial Business Market:

Group Medical

Group Life, Disability, Dental, LTC

Retirement Services

Voluntary Benefits

Fee-Based Planning & Investment
Advisory:

Fee-Only Planning Services

Asset Management Programs

Diversified Investments

Pie chart represents percentage of H1 05
YTD revenue of acquired firms and
excludes NFP’s Austin-based distribution
utilities.

Base Earnings Acquired Annually ($ Millions)

Strong Track Record

In six of seven years of operating history, met or exceeded
acquisition budget of $13-$15 million in base earnings

Capital flexibility allows NFP to be opportunistic

Large universe of potential future acquisitions

Notes:

Reflects gross base earnings acquired for each period and does not reflect restructures and/or dispositions.

Successful Acquisition Program

Acquisitions

$17.3

$14.2

$11.6

$17.6

$16.4

$21.3

$25.7

$0.0

$5.0

$10.0

$15.0

$20.0

$25.0

$30.0

1999

2000

2001

2002

2003

2004

YTD

8/2/05

Acquisitions – A Core Competency

A dedicated team – 7 M&A professionals, in-house legal
support

Strict acquisition criteria including a sustainable earnings record and in depth due diligence

A focus on potential niche opportunities

Probability of a potential target becoming a completed
transaction often increases over time

Deals not meeting NFP criteria are eliminated during initial due diligence

Database of 800 firms with estimated financials

Estimated 4,000 potential acquisition targets

The NFP Transaction Model

Exhaustive business & legal due diligence

Target the highest quality distributors

Acquired earnings typically calculated using
recurring revenue

Economic alignment and ongoing growth
rewards

Entrepreneur “sells” 50% of free cash flow
(“Base”)

NFP pays approximately 5.0-6.0x Base

NFP retains preferred position in earnings
and full upside participation

Ongoing management contract creates value
for entrepreneur

Transaction structure generates strong
free cash flow and is EPS accretive

Transaction Example

Philosophy

Typical Economics

Total revenue

$ 3,000,000

Operating expenses

$ (1,500,000)

Earnings before owners

compensation (Target)

$ 1,500,000

Percent of earnings capitalized

50%

Amount capitalized (Base)

$

750,000

Initial acquisition multiple

5.0x

Initial purchase price for

50% of economics

$ 3,750,000

Unique Acquisition Model

Current

Operating

Company

Becomes

Subsidiary

of NFP

Management Contract Provides for:

Earns Management Fees

Acquires 100%

Principal(s)
Are

Independent

Contractor(s)

Principals’ ability to manage day-to-day
operations of NFP’s subsidiary

Share financially in growth of business

Access to Best Practices and resources of
the NFP system

Non-Compete / Non-Solicit Covenants

Combines Resources of a Large Company with Entrepreneurial Spirit

Transferable
Asset with
Value

                <10%                                                            0%

                     20%                                                        25%

                     35%+                                                   40%

                <10%                                                 0.0x

                     20%                                                 2.5x

                     35%+                                            5.0x

Ongoing Growth Rewards

Typical Initial Earnout

End of year 3

Ongoing Bonus Plan

Subsequent three-year periods

Contingent

Consideration

Average

Growth Rate

Bonus from NFP’s

Share of Growth

Avg. Growth

Above Prior Levels

Corporate Expense Leverage Opportunity

Ratio of corporate general & administrative expenses (G&A) to revenue has declined; Non-recurring expenses impacted H1 2005

H1 ratio excluding internal review expense

6.1%

Operating
Leverage

5.9%

5.0%

5.5%

11.7%

7.8%

5.7%

5.5%

0

2

4

6

8

10

12

14

2000

2001

2002

2003

2004

H1

2004

H1

2005

NFP Corporate – Supporting Acquired Firms

Finance – providing financial controls and accounting support

Firm Operations – guiding firms on strategic issues including capital investments, personnel development, and succession
among others

Legal – lease, vendor, and other contract negotiations.
Compliance and regulatory advice

Internal Audit – provides corporate oversight and control

Technology – implementing rollout of general ledger to fit
individual firms’ needs

Human Resources – employee issues, 401k and consolidated
payroll support

Marketing – facilitating firm media relations; intra-firm sales

M&A – providing expertise on subacquisitions

Distribution Reach and Resources Provide
Strong Client Service

Bridge to Manufacturers/Service Platform

Acquired Firms

- more than  80% of

NFP revenues

- access to all

NFP resources

Partners

Financial

210 affiliates

HighCap Group

underwriting

administration

Alliances

- Fusion

- TJ Raney

NFP

Benefits

NFPISI - Benefits

Health & Welfare

Voluntary

Qualified plans

Executive benefits

Marketing/Technology

Broker/Dealer - RIA

Execution

Manager/fund platforms

Alternative Investments

Custody

Marketing/Services

Professional Partnerships

Practice Management

Human Resources

Finance

Technology

Legal & Compliance

NFPISI - Life

Direct

Brokerage/

Highland

Underwriting

Execution

Marketing

Admin.

Carrier Negotiation

The Life Insurance Value Proposition

Broad carrier relationships lead to better product navigation

Access to carrier retention

Underwriting advocacy/brokerage underwriting critical to large case placement

NFP firms get value-add through marketing organization, NFP
brokerage operations and Highland Capital Brokerage

Brokerage has more stable recurring revenue

Broadens distribution footprint

Life settlements a valuable option for certain markets

Complex regulatory environment increases importance of
support system

Demographics remain strong…Platform support increasingly important

Access to Life Insurance Capacity

Marketing
Organization/

Brokerage Carriers

Marketing
Organization
Carriers

Brokerage

Carriers

Genworth
Financial

MetLife Investors

Pacific Life

NFP Firm

Carriers

AIG American
General

ING

John Hancock Life
USA (formerly
Manulife)

Travelers Life &
Annuity

AXA

The Hartford

Jefferson Pilot
Financial

Lincoln Financial
Group

Principal Financial
Group

Protective

SunLife Financial

Transamerica

Mass Mutual

New York Life

Prudential
Financial

Transamerica

($ Millions)
CAGR = 45%
Growth = 29%
1999
2000
2001
2002
2003
2004
H1 2004
H1 2005

NATIONAL FINANCIAL PARTNERS

Strong Revenue Growth

A combination of strong organic growth from NFP’s existing
firms and the continued acquisition of high-performing firms

Revenue from newly acquired firms

Revenue from existing firms

$199.0

$268.2

$348.2

$464.4

$100.1

$639.5

$282.6

$365.4

88%

86%

66%

83%

84%

87%

87%

12%

14%

100%

34%

17%

16%

13%

13%

$-

$100

$200

$300

$400

$500

$600

$700

($ Millions)
CAGR = 103%
Growth = 16%

NATIONAL FINANCIAL PARTNERS

Strong Cash Earnings Growth

Solid organic growth, continued acquisitions and long-term
margin expansion at the corporate level drive earnings growth

$4.2

$17.0

$29.8

$54.6

$71.1

$31.5

$36.5

$-

$15

$30

$45

$60

$75

2000

2001

2002

2003

2004

H1

2004

H1

2005

Conservative Capital Structure Provides Foundation for Growth

A Capital Structure Unlike Most
Consolidators ($ in millions)

June 30,
2005

December 31,
2004

Cash

$

51.1

$

83.1

Bank Loan

$

75.0

$

0.0

Total Stockholders’ Equity

604.6

546.3

Total Capitalization

$ 679.6

$546.3

Debt / Total Capitalization

11.0%

0.0%

17%
11%
3%
69%
Principals
Apollo
Management, Employees & Other
Institutions & Retail

NATIONAL FINANCIAL PARTNERS

Shareholder Base & Lock-Up Structure

Lock-Up Schedule for
Principals & Apollo

First 20% in September 2003 IPO

Second 20% in April 2004
Secondary Offering

Third 20% in August 2005
Secondary Offering

Fourth 20% in September 2006

Final 20% at five-year
anniversary of IPO or September
2008

Ongoing Replenishment

Stock received as part of
incentives is subject to
additional liquidity restrictions

Pie chart represents percentage ownership of 36.7 million shares outstanding at August 17, 2005.

“Other” includes acquisition-related non-Principal shares and shares held by former Principals and former employees.

Solid Foundation for the Future

Strong, focused, execution-oriented
management team

Scale, Scale, Scale

Growth markets / growth incentives / growth
platform

Shareholder protection

Diversification

Priority position in firm earnings

Proven history / positive outlook

Targeted Long-Term Cash EPS Growth    20%

Corporate Headquarters
National Financial Partners
787 7th Avenue, 11 th Floor
New York, NY  10036
phone 212.301.4000
www.nfp.com